Provisions	12 Months Ended
Dec. 31, 2025
Provisions [abstract]
Provisions
25. Provisions
a) Breakdown
The detail of Provisions in the consolidated balance sheets is as follows:

EUR million
	2025	2024	2023
Provision for pensions and other obligations post-employments	1,656	1,731	2,225
Other long term employee benefits	993	915	880
Provisions for taxes and other legal contingencies	2,989	2,717	2,715
Contingent liabilities and commitments (note 2.o)	713	710	702
Other provisions	2,004	2,334	1,919
Provisions	8,355	8,407	8,441
b) Changes
The changes in 'Provisions' in the last three years were as follows:

EUR million
	2025
	Post employment plans	Long term employee benefits	Contingent liabilities and commitments	Other provisions	Total
Balances at beginning of year	1,731	915	710	5,051	8,407
Incorporation of Group companies, net	(13)	—	—	—	(13)
Additions charged to income	75	437	50	1,872	2,434
Interest expense (note 39)	59	32	—	—	91
Staff costs (note 46)	32	9	—	—	41
Provisions or reversion of provisions	(16)	396	50	1,872	2,302
Addition	6	424	591	4,036	5,057
Release	(22)	(28)	(541)	(2,164)	(2,755)
Other additions arising from insurance contracts linked to pensions	(5)	—	—	—	(5)
Changes in value recognised in equity	220	—	—	—	220
Payments to pensioners and pre-retirees with a charge to internal provisions	(107)	(358)	—	—	(465)
Benefits paid due to settlements	(31)	—	—	—	(31)
Insurance premiums paid	—	—	—	—	—
Payments to external funds	(329)	—	—	—	(329)
Amounts used	—	—	—	(1,914)	(1,914)
Transfer, exchange differences and other changes	115	(1)	(47)	(16)	51
Balances at end of year	1,656	993	713	4,993	8,355

EUR million
	2024					2023
	Post employment plans	Long term employee benefits	Contingent liabilities and commitments	Other provisions	Total	Post employment plans	Long term employee benefits	Contingent liabilities and commitments	Other provisions	Total
Balances at beginning of year	2,225	880	702	4,634	8,441	2,392	950	734	4,073	8,149
Incorporation of Group companies, net	—	—	—	—	—	(4)	—	—	—	(4)
Additions charged to income	94	368	47	2,703	3,212	92	244	(38)	1,895	2,193
Interest expense (note 39)	76	29	—	—	105	59	34	—	—	93
Staff costs (note 46)	34	11	—	—	45	33	9	—	—	42
Provisions or reversion of provisions	(16)	328	47	2,703	3,062	—	201	(38)	1,895	2,058
Addition	5	335	430	4,026	4,796	3	204	378	3,407	3,992
Release	(21)	(7)	(383)	(1,323)	(1,734)	(3)	(3)	(416)	(1,512)	(1,934)
Other additions arising from insurance contracts linked to pensions	(2)	—	—	—	(2)	—	—	—	—	—
Changes in value recognised in equity	643	—	—	—	643	944	—	—	—	944
Payments to pensioners and pre-retirees with a charge to internal provisions	(153)	(331)	—	—	(484)	(182)	(316)	—	—	(498)
Insurance premiums paid	—	—	—	—	—	—	—	—	—	—
Payments to external funds	(708)	—	—	—	(708)	(750)	—	—	—	(750)
Amounts used	—	—	—	(2,178)	(2,178)	—	—	(1)	(1,825)	(1,826)
Transfer, exchange differences and other changes	(368)	(2)	(39)	(108)	(517)	(267)	2	7	491	233
Balances at end of year	1,731	915	710	5,051	8,407	2,225	880	702	4,634	8,441
c) Provision for pensions and other obligations post –employments and Other long term employee benefits
The detail of Provisions for pensions and similar obligations is as follows:

EUR million
	2025	2024	2023
Provisions for post-employment plans - Spanish entities	602	674	770
Provisions for other similar obligations - Spanish entities	927	852	817
Of which pre-retirements	916	839	805
Provisions for post-employment plans - United Kingdom	26	28	76
Provisions for post-employment plans - Other subsidiaries	1,028	1,029	1,379
Provisions for other similar obligations - Other subsidiaries	66	63	63
Provision for pensions and other obligations post -employments and Other long term employee benefits	2,649	2,646	3,105
Of which defined benefits	2,637	2,638	3,097
i. Spanish entities - Post-employment plans and other similar obligations
At 31 December 2025, 2024 and 2023, the Spanish entities had post-employment benefit obligations under defined contribution and defined benefit plans. In addition, in various years some of the consolidated entities offered certain of their employees the possibility of taking pre-retirement and, therefore, provisions are recognised each year for the obligations to employees taking pre-retirement -in terms of salaries and other employee benefit costs- from the date of their pre-retirement to the agreed end date.
In 2023, the provisions made to cover the commitments with 502 employees covered by early retirement and incentivized dismissals plan amounted to EUR 160 million.
In 2024, the provisions made to cover the commitments with 826 employees covered by early retirements and incentivized dismissals amounted to EUR 303 million.
In 2025, the provisions made to cover the commitments with 1,238 employees covered by early retirements and incentivized dismissals amounted to EUR 389 million.
The expenses incurred by the Spanish companies in 2025, 2024 and 2023 in respect of contributions to defined contribution plans amounted to EUR 130 million, EUR 126 million and EUR 116 million, respectively.
The amount of the defined benefit obligations was determined on the basis of the work performed by independent actuaries using the following actuarial techniques:
1.    Valuation method: projected unit credit method, which sees each period of service as giving rise to an additional unit of benefit entitlement and measures each unit separately.
2.    Actuarial assumptions used: unbiased and mutually compatible. Specifically, the most significant actuarial assumptions used in the calculations were as follows:

	Post-employment plans			Other similar obligations
	2025	2024	2023	2025	2024	2023
Annual discount rate	3.75%	3.00%	3.35%	3.75%	3.00%	3.35%
Mortality tables	PER2020 M/F Col. Orden 1	PER2020 M/F Col. Orden 1	PER2020 M/F Col. Orden 1	PER2020 M/F Col. Orden 1	PER2020 M/F Col. Orden 1	PER2020 M/F Col. Orden 1
Cumulative annual CPI growth	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Annual salary increase rate	1.25%A	1.25%A	1.25%A	N/A	N/A	N/A
Annual social security pension increase rate	2.12%	2.12%	2.12%	N/A	N/A	N/A
Annual benefit increase rate	N/A	N/A	N/A	0%	0%	0%
A.Corresponds to the group’s defined-benefit obligations.
The discount rate used for the flows was determined by reference to high-quality corporate bonds (at least AA in euros) matching the durations of the commitments. From the bond portfolio considered, callable, putable and sinkable bonds, which could distort the rates, are excluded.
Any changes in the main assumptions could affect the calculation of the obligations. At 31 December 2025, if the discount rate used had been decreased or increased by 50 basis points (bp), there would have been an increase or decrease in the present value of the post-employment obligations of 4.02% (-50 bp) to -3.75% (+50 bp),respectively, and an increase or decrease in the present value of the long-term obligations of 1.15% (-50 bp) to -1.15% (+50 bp), respectively.
These changes would be offset in part by increases or decreases in the fair value of the assets and insurance contracts linked to pensions.
3. The estimated retirement age of each employee is the first at which the employee is entitled to retire or the agreed-upon age, as appropriate.
The fair value of insurance contracts was determined as the present value of the related payment obligations, taking into account the following assumptions:

	Post-employment plans			Other similar obligations
	2025	2024	2023	2025	2024	2023
Expected rate of return on plan assets	3.75%	3.00%	3.35%	3.75%	3.00%	3.35%
Expected rate of return on reimbursement rights	3.75%	3.00%	3.35%	N/A	N/A	N/A
The funding status of the defined benefit obligations in 2025 and the two preceding years is as follows:

EUR million
	Post-employment plans			Other similar obligations
	2025	2024	2023	2025	2024	2023
Present value of the obligations
To current employees	34	49	51	—	—	—
Vested obligations to retired employees	1,610	1,850	1,936	—	—	—
To pre-retirees employees		—	—	919	844	812
Long-service bonuses and other benefits		—	—	11	13	12
	1,644	1,899	1,987	930	857	824
Less - Fair value of plan assets	1,058	1,234	1,235	3	5	7
Provisions - Provisions for pensions	586	665	752	927	852	817
Of which:
Internal provisions for pensions	535	593	677	927	852	817
Net pension assets	(13)	(6)	(14)	—	—	—
Insurance contracts linked to pensions (note 14)	67	81	93	—	—	—
Unrecognised net assets for pensions	(3)	(3)	(4)	—	—	—
The amounts recognised in the consolidated income statements in relation to the aforementioned defined benefit obligations are as follows:

EUR million
	Post-employment plans			Other similar obligations
	2025	2024	2023	2025	2024	2023
Current service cost	5	3	2	1	1	1
Interest cost (net)	27	28	42	27	25	30
Expected return on insurance contracts linked to pensions	(3)	(3)	(4)	—	—	—
Provisions or reversion of provisions
Actuarial (gains)/losses recognised in the year	—	—	—	(19)	—	7
Past service cost	—	3	2	—	—	13
Pre-retirement cost	—	—	—	389	303	160
OtherA	(16)	(10)	(1)	—	(4)	(1)
	13	21	41	398	325	210
A.Including reduction/settlement effect
In addition, in 2025 'Other comprehensive income – Items not reclassified to profit or loss – Actuarial gains or (-) losses on defined benefit pension plans' has decreased by EUR 33 million with respect to defined benefit obligations (increase of EUR 21 and increase of EUR 10 million in 2024 and 2023, respectively).
The changes in the present value of the accrued defined benefit obligations were as follows:

EUR million
	Post-employment plans			Other similar obligations
	2025	2024	2023	2025	2024	2023
Present value of the obligations at beginning of year	1,899	1,987	2,076	857	824	903
Incorporation of Group companies, net	—	—	—	—	—	—
Current service cost	5	3	2	1	1	1
Interest cost	67	71	82	27	25	30
Pre-retirement cost	—	—	—	389	303	160
Effect of curtailment/settlement	(9)	(10)	(1)	—	(4)	(1)
Benefits paid	(179)	(203)	(210)	(325)	(292)	(290)
Benefits paid due to settlements	(31)	(2)	—	—	—	—
Past service cost	—	3	2	—	—	13
Actuarial (gains)/losses	(102)	45	37	(19)	—	7
Demographic actuarial (gains)/losses	(14)	—	(2)	(8)	(1)	—
Financial actuarial (gains)/losses	(88)	45	39	(11)	1	7
Exchange differences and other items	(6)	5	(1)	—	—	1
Present value of the obligations at end of year	1,644	1,899	1,987	930	857	824
The changes in the fair value of plan assets and of insurance contracts linked to pensions were as follows:

Plan Assets
EUR million
	Post-employment plans			Other similar obligations
	2025	2024	2023	2025	2024	2023
Fair value of plan assets at beginning of year	1,234	1,235	861	5	7	8
Incorporation of Group companies, net	—	—	—	—	—	—
Expected return on plan assets	40	43	40	—	—	—
Gains/(losses) on settlements	7	—	—	—	—	—
Benefits paid	(144)	(124)	(89)	(2)	(2)	(2)
Contributions/(surrenders)	(7)	58	409	—	—	—
Actuarial gains/(losses)	(64)	27	25	—	—	—
Exchange differences and other items	(8)	(5)	(11)	—	—	1
Fair value of plan assets at end of year	1,058	1,234	1,235	3	5	7

Insurance Contracts linked to pensions
EUR million
	Post-employment plans			Other similar obligations
	2025	2024	2023	2025	2024	2023
Fair value of insurance contracts linked to pensions at beginning of year	81	93	104	—	—	—
Incorporation of Group companies, net	—	—	—	—	—	—
Expected return on insurance contracts linked to pensions	3	3	4	—	—	—
Benefits paid	(12)	(13)	(15)	—	—	—
Paid premiums	—	—	—	—	—	—
Actuarial gains/(losses)	(5)	(2)	—	—	—	—
Fair value of insurance contracts linked to pensions at end of year	67	81	93	—	—	—
In view of the conversion of the defined-benefit obligations to defined-contribution obligations, the Group will not make material current contributions in Spain in 2026 to fund its defined-benefit pension obligations.
The plan assets and the insurance contracts linked to pensions are instrumented mainly through insurance policies.
The following table shows the estimated benefits payable at 31 December 2025 for the next ten years:

EUR million
2026	461
2027	391
2028	331
2029	274
2030	223
2031 to 2035	672
ii. United Kingdom
At the end of each of the last three years, the businesses in the United Kingdom had post-employment benefit obligations under defined contribution and defined benefit plans. The expenses incurred in respect of contributions to defined contribution plans amounted to EUR 92 million in 2025 (EUR 98 million in 2024 and EUR 87 million in 2023).
The amount of the defined benefit obligations was determined on the basis of the work performed by independent actuaries using the following actuarial techniques:

1.    Valuation method: projected unit credit method, which sees each period of service as giving rise to an additional unit of benefit entitlement and measures each unit separately.
2.    Actuarial assumptions used: unbiased and mutually compatible. Specifically, the most significant actuarial assumptions used in the calculations were as follows:

	2025	2024	2023
Annual discount rate	5.58%	5.54%	4.63%
Mortality tables	''S4 Light' tables weighted 105% males/101% females and CMI_2024 projection [LTR=1.25%, A=0.25%, H=1] with both Age-Period and Cohort convergence periods equal to core values except increased to 20 years for ages 80 to 100 and then tapering down to nil by age 120	The S3 Middle tables weighted at 84% of the CMI_2023 projection with an initial addition of 0.25%, smoothing parameter 7 and improving 1.25%.	The S3 Middle tables weighted at 84% of the CMI_2022 projection with an initial addition of 0.25%, smoothing parameter 7 and improving 1.25%.
Cumulative annual CPI growth	2.9%	3.11%	3.02%
Annual salary increase rate	1.00%	1.00%	1.00%
Annual pension increase rate	2.78%	3.04%	2.96%
The discount rate used for the flows was determined by reference to high-quality corporate bonds (at least AA in pounds sterling) that coincide with the terms of the obligations.
Any changes in the main assumptions could affect the calculation of the obligations. At 31 December 2025, if the discount rate used had been decreased or increased by 50 basis points, there would have been an increase or decrease in the present value of the obligations of 5.82% (-50 bp) and -5.28% (+50 bp), respectively. If the inflation assumption had been increased or decreased by 50 basis points, there would have been an increase or decrease in the present value of the obligations of 4.23% (+50 bp) and -4.14% (-50 bp), respectively. These changes would be offset in part by increases or decreases in the fair value of the assets.
The funding status of the defined benefit obligations in 2025 and the two preceding years is as follows:

EUR million
	2025	2024	2023
Present value of the obligations	8,164	8,898	9,451
Less-
Fair value of plan assets	8,740	9,400	10,208
Provisions - Provisions for pensions	(576)	(502)	(757)
Of which:
Internal provisions for pensions	25	28	76
Net assets for pensions	(601)	(530)	(833)

The amounts recognised in the consolidated income statements in relation to the aforementioned defined benefit obligations are as follows:

EUR million
	2025	2024	2023
Current service cost	9	13	14
Interest cost (net)	(31)	(40)	(62)
Provisions or reversal of provisions, net
Cost of services provided	—	—	—
Others	—	—	—
	(22)	(27)	(48)
In addition, in 2025 'Other comprehensive income – Items not reclassified to profit or loss – Actuarial gains or (-) losses on defined benefit pension plans has increased by EUR 117 million with respect to defined benefit obligations ( increase of EUR 475 and of EUR 687 million in 2024 and 2023, respectively).
The changes in the present value of the accrued defined benefit obligations were as follows:

EUR million
	2025	2024	2023
Present value of the obligations at beginning of year	8,898	9,451	8,982
Net incorporation of companies into the Group	—	—	(28)
Current service cost	9	13	14
Interest cost	465	438	436
Benefits paid	(469)	(465)	(428)
Benefits paid by settlements	—	—	(9)
Contributions made by employees	3	7	6
Past service cost	—	—	—
Actuarial (gains)/losses	(304)	(965)	281
Demographic actuarial (gains)/losses	(91)	(133)	(59)
Financial actuarial (gains)/losses	(213)	(832)	340
Exchange differences and other items	(438)	419	197
Present value of the obligations at end of year	8,164	8,898	9,451
The changes in the fair value of the plan assets were as follows:

EUR million
	2025	2024	2023
Fair value of plan assets at beginning of year	9,400	10,208	10,152
Net incorporation of companies into the Group	—	—	(41)
Expected return on plan assets	496	478	498
Benefits paid	(469)	(465)	(434)
Contributions	203	182	225
Actuarial gains/(losses)	(421)	(1,440)	(406)
Exchange differences and other items	(469)	437	214
Fair value of plan assets at end of year	8,740	9,400	10,208
In 2026 the Group expects to make current contributions to fund these obligations for amounts similar to those made in 2025.
The main categories of plan assets as a percentage of total plan assets are as follows:

	2025	2024	2023
Equity instruments	—	—	—
Debt instruments	67%	66%	62%
Properties	11%	14%	12%
Other	22%	20%	26%
The following table shows the estimated benefits payable at 31 December 2025 for the next ten years:

EUR million
2026	576
2027	485
2028	503
2029	527
2030	545
2031 to 2035	2,801
iii. Other foreign subsidiaries
Certain of the consolidated foreign entities have acquired commitments to their employees similar to post-employment benefits.
At 31 December 2025, 2024 and 2023, these entities had defined-contribution and defined-benefit post-employment benefit obligations. The expenses incurred in respect of contributions to defined contribution plans amounted to EUR 110 million in 2025 (EUR 133 million at 31 December 2024 and EUR 107 million at 31 December 2023).
The actuarial assumptions used by these entities (discount rates, mortality tables and cumulative annual CPI growth) are consistent with the economic and social conditions prevailing in the countries in which they are located.
Specifically, the discount rate used for the flows was determined by reference to high-quality corporate bonds, except in the case of Brazil where there is no extensive corporate bond market and, accordingly the discount rate was determined by reference to the series B bonds issued by the Brazilian National Treasury Secretariat for a term coinciding with that of the obligations. In Brazil the discount rate used was between 10.52% and 10.65%, the CPI 3.00% and the mortality table the AT-2000, AT-2000 Basic y AT-2000 S10.
Any changes in the main assumptions could affect the calculation of the obligations. At 31 December 2025, if the discount rate used had been decreased or increased by 50 basis points, there would have been an increase or decrease in the present value of the obligations of 3.92% (-50 bp) and -3.53% (+50 bp), respectively. These changes would be offset in part by increases or decreases in the fair value of the assets.

The funding status of the obligations similar to post-employment benefits and other long-term benefits in 2025 and the two preceding years is as follows:

EUR million
	2025	Of which business in Brazil	2024	2023
Present value of the obligations	6,886	4,569	6,903	8,485
Less-
Of which: with a charge to the participants	152	152	157	114
Fair value of plan assets	6,284	4,730	6,502	7,787
Provisions - Provisions for pensions	450	(313)	244	584
Of which:
Internal provisions for pensions	1,083	210	1,084	1,434
Net assets for pensions	(170)	(60)	(141)	(154)
Unrecognised net assets for pensions	(463)	(463)	(699)	(696)
The amounts recognised in the consolidated income statements in relation to these obligations are as follows:

EUR million
	2025	2024	2023
Current service cost	26	28	25
Interest cost (net)	68	92	83
Provisions or reversion of provisions
(Actuarial gains)/losses recognised in the year	25	28	23
Past service cost	—	2	1
Pre-retirement cost	3	—	—
Other	(2)	(10)	(3)
	120	140	129
In addition, in 2025 'Other comprehensive income – Items not reclassified to profit or loss – Actuarial gains or (-) losses on defined benefit pension plans' has increased by EUR 136 million with respect to defined benefit obligations (increase of EUR 147 million and EUR 247 million in 2024 and 2023, respectively).
The changes in the present value of the accrued obligations were as follows:

EUR million
	2025	2024	2023
Present value of the obligations at beginning of year	6,903	8,485	7,578
Incorporation of Group companies, net	(6)	—	(20)
Current service cost	26	28	25
Interest cost	552	578	599
Pre-retirement cost	3	—	—
Effect of curtailment/settlement	(2)	(10)	(2)
Benefits paid	(726)	(1,113)	(730)
Benefits paid due to settlements	(133)	(20)	(2)
Contributions made by employees	4	4	3
Past service cost	—	2	1
Actuarial (gains)/losses	270	(191)	697
Demographic actuarial (gains)/losses	300	(1)	40
Financial actuarial (gains)/losses	(30)	(190)	657
Exchange differences and other items	(5)	(860)	336
Present value of the obligations at end of year	6,886	6,903	8,485
The changes in the fair value of the plan assets were as follows:

EUR million
	2025	2024	2023
Fair value of plan assets at beginning of year	6,502	7,787	7,321
Incorporation of Group companies, net	—	—	(16)
Expected return on plan assets	556	551	588
Benefits paid	(752)	(1,022)	(644)
Contributions	134	477	124
Actuarial gains/(losses)	(201)	(304)	110
Settlements gains/(losses)	(1)	—	—
Exchange differences and other items	46	(987)	304
Fair value of plan assets at end of year	6,284	6,502	7,787
In 2026 the Group expects to make contributions to fund these obligations for amounts similar to those made in 2025.
The main categories of plan assets as a percentage of total plan assets are as follows:

	2025	2024	2023
Equity instruments	14%	13%	11%
Debt instruments	79%	79%	83%
Properties	1%	1%	1%
Other	6%	7%	5%
The following table shows the estimated benefits payable at 31 December 2025 for the next ten years:

EUR million
2026	746
2027	736
2028	740
2029	744
2030	747
2031 to 2035	3,790
d) Provisions for taxes and other legal contingencies and Other provisions
'Provisions - Provisions for taxes and other legal contingencies' and 'Provisions - Other provisions', which include, inter alia, provisions for restructuring costs and tax-related and non-tax-related proceedings, were estimated using prudent calculation procedures in keeping with the uncertainty inherent to the obligations covered. The definitive date of the outflow of resources embodying economic benefits for the Group depends on each obligation. In certain cases, these obligations have no fixed settlement period and, in other cases, depend on the legal proceedings in progress.
The detail, by geographical area, of Provisions for taxes and other legal contingencies and Other provisions is as follows:

EUR million
	2025	2024	2023
Recognised by Spanish companies	2,033	1,924	1,921
Recognised by other EU companies	310	694	433
Recognised by other companies	2,650	2,433	2,280
Of which:
Brazil	1,530	1,445	1,618
United Kingdom A	736	654	373
	4,993	5,051	4,634
A.Of which GBP 461 million (EUR 528.1 million) correspond to the Financial Conduct Authority (FCA) review of the Vehicle Finance Market as detailed in note 25.e.ii.
Set forth below is the detail, by type of provision, of the balance at 31 December 2025, 2024 and 2023 of Provisions for taxes and other legal contingencies and Other provisions.
The types of provision were determined by grouping together items of a similar nature:

EUR million
	2025	2024	2023
Provisions for taxes	720	727	745
Provisions for employment-related proceedings (Brazil)	594	458	611
Provisions for other legal proceedings	1,675	1,532	1,359
Provision for customer remediation	826	1,001	454
Provision for restructuring	279	589	596
Other	899	744	869
	4,993	5,051	4,634
Relevant information is set forth below in relation to each type of provision shown in the preceding table.
The provisions for taxes include provisions for tax-related proceedings.
The provisions for employment-related proceedings (Brazil) relate to claims filed by trade unions, associations, the prosecutor’s office and ex-employees claiming employment rights to which, in their view, they are entitled, particularly the payment of overtime and other employment rights, including litigation concerning retirement benefits. The number and nature of these proceedings, which are common for banks in Brazil, justify the classification of these provisions in a separate category or as a separate type from the rest. The Group calculates the provisions associated with these claims in accordance with past experience of payments made in relation to claims for similar items. When claims do not fall within these categories, a case-by-case assessment is performed and the amount of the provision is calculated in accordance with the status of each proceeding and the risk assessment carried out by the legal advisers.
The provisions for other legal proceedings include provisions for court, arbitration or administrative proceedings (other than those included in other categories or types of provisions disclosed separately) brought against Grupo Santander companies.
The provisions for customer remediation include mainly the estimated cost of payments to remedy errors relating to the sale of certain products in the UK, the CHF mortgage portfolio of Poland, as well as the estimated amount related to the floor clauses of Banco Popular Español, S.A.U in Spain. To calculate the provision for customer remediation, the best estimate of the provision made by management is used, which is based on the estimated number of claims to be received and, of these, the number that will be accepted, as well as the estimated average payment per case.
The provisions for restructuring include only the costs arising from restructuring processes carried out by the various Group companies.
Lastly, the Other heading contains very atomized and individually insignificant provisions, such as the provisions to cover the operational risk of the different offices of the Group.
Qualitative information on the main litigation is provided in Note 25 e to the consolidated financial statements.
The Group's general policy is to record provisions for tax and legal proceedings in which the Group assesses the chances of loss to be probable and the Group does not record provisions when the chances of loss are possible or remote. Grupo Santander determines the amounts to be provided for as its best estimate of the expenditure required to settle the corresponding claim based, among other factors, on a case-by-case analysis of the facts and the legal opinion of internal and external counsel or by considering the historical average amount of the loss incurred in claims of the same nature. The definitive date of the outflow of resources embodying economic benefits for the Group depends on each obligation. In certain cases, the obligations do not have a fixed settlement term and, in others, they depend on legal proceedings in progress.
Regarding their variations in fiscal year 2025, in provisions for labour processes and others of a legal nature, EUR 524 million and EUR 185 million were recorded in Brazil in 2025, making payments of EUR 384 million and EUR 159 million, respectively.
e) Litigation and other matters
i. Tax-related litigation
At 31 December 2025 the main tax-related proceedings concerning the Group were as follows:
•Legal actions filed by Banco Santander (Brasil) S.A. and other Group entities to avoid the application of Law 9.718/98, which modifies the basis to calculate Programa de Integraçao Social (PIS) and Contribuição para Financiamento da Seguridade Social (COFINS), extending it to all the entities income, and not only to the income from the provision of services. In relation of Banco Santander (Brasil) S.A. process, in 2015 the Federal Supreme Court (FSC) admitted the extraordinary appeal filed by the Federal Union regarding PIS, and dismissed the extraordinary appeal lodged by the Brazilian Public Prosecutor's Office regarding COFINS contribution, confirming the decision of Federal Regional Court favourable to Banco Santander (Brasil) S.A. of August 2007. The Federal Supreme Court also admitted the appeals related to the other Group entities both for PIS and COFINS. On June 13, 2023, the Federal Supreme Court ruled unfavorably 2 cases through General Repercussion (Theme 372), including Banco Santander (Brasil) S.A. case. The Bank has filed a new appeal, considering the possible loss as a contingent liability. The cases of the other Group entities are no longer susceptible of appeal and a provision has been recognized for the amount of the estimated loss.
•Banco Santander (Brasil) S.A. and other Group companies in Brazil have appealed against the assessments issued by the Brazilian tax authorities questioning the deduction of loan losses in their income tax returns (Imposto sobre a Renda das Pessoas Jurídicas - IRPJ - and Contribuçao Social sobre o Lucro Liquido -CSLL-) in relation to different administrative processes of various years on the ground that the requirements under the applicable legislation were not met. The appeals, which involves several cases, are pending decision in different administrative and judicial instances. No provision was recognised in connection with the amount considered to be a contingent liability.
•Banco Santander (Brasil) S.A. and other Group companies in Brazil are involved in administrative and legal proceedings against several municipalities that demand payment of the Service Tax on certain items of income from transactions not classified as provisions of services. There are several cases in different judicial instances. A provision was recognised in connection with the amount of the estimated loss.
•Banco Santander (Brasil) S.A. and other Group companies in Brazil are involved in administrative and legal proceedings against the tax authorities in connection with the taxation for social security purposes of certain items which are not considered to be employee remuneration. There are several cases in different judicial instances. A provision was recognised in connection with the amount of the estimated loss.
•In May 2003 the Brazilian tax authorities issued separate infringement notices against Santander Distribuidora de Títulos e Valores Mobiliarios, Ltda. (DTVM, actually Santander Brasil Tecnología S.A.) and Banco Santander (Brasil) S.A. in relation to the Provisional Tax on Financial Movements (Contribuição Provisória sobre Movimentação Financeira) of the years 2000 to 2002. The administrative discussion ended unfavourably for both companies, and on July 3, 2015, filed a lawsuit requesting the cancellation of both tax assessments. The lawsuit was judged unfavourably in first instance. Therefore, both plaintiffs appealed to the court of second instance. In December 2020, the appeal was decided unfavourably and the judgement was appealed before the higher courts. This case fell within the scope of the Comprehensive Transaction Programme (Programa de Transaçao Integral) established by the Ministry of Finance, and in 2025 a final settlement was reached. The amounts paid under the terms of the Transaction were fully provisioned.
•In December 2010 the Brazilian tax authorities issued an infringement notice against Santander Seguros S.A. (Brasil), (currently Zurich Santander Brasil Seguros e Previdência S.A.), as the successor by merger to ABN AMRO Brasil dois Participações S.A., in relation to income tax (IRPJ and CSLL) for 2005, questioning the tax treatment applied to a sale of shares of Real Seguros, S.A. The administrative discussion ended unfavourably, and the CARF decision has been appealed at the Federal Justice. As the former parent of Santander Seguros S.A. (Brasil) (currently Zurich Santander Brasil Seguros e Previdência S.A.), Banco Santander (Brasil) S.A. is liable in the event of any adverse outcome of this proceeding. No provision was recognised in connection with this proceeding as it is considered to be a contingent liability.
•In November 2014 the Brazilian tax authorities issued an infringement notice against Banco Santander (Brasil) S.A. in relation to corporate income tax (IRPJ and CSLL) for 2009 questioning the tax-deductibility of the amortisation of the goodwill of Banco ABN AMRO Real S.A. performed prior to the absorption of this bank by Banco Santander (Brasil) S.A., but accepting the amortisation performed after the merger. The Bank appealed before the Higher Chamber of CARF, and a final favourable decision was obtained in April 2024. No provision was recognised in connection with this proceeding as it was considered to be a contingent liability.
•Banco Santander (Brasil) S.A. has also appealed against infringement notices issued by the tax authorities questioning the tax deductibility of the amortisation of the goodwill arising on the acquisition of Banco Comercial e de Investimento Sudameris S.A from years 2007 to 2012. In May and October 2024, the appeal related to period 2009 to 2012 was finally rejected by the CARF and the resolution was appealed at the Federal Justice. No provision was recognised in connection with this matter as it was considered to be a contingent liability.
•Banco Santander (Brasil) S.A. and other companies of the Group in Brazil are undergoing administrative and judicial procedures against Brazilian tax authorities for not admitting tax compensation with credits derived from other tax concepts, not having registered a provision for the amount considered to be a contingent liability.
•Banco Santander (Brasil) S.A. is involved in appeals in relation to infringement notices initiated by tax authorities regarding the offsetting of tax losses in the CSLL of year 2009 and 2019. The appeals are pending decision at the administrative level. No provision was recognised in connection with this matter as it is considered to be a contingent liability.
•Banco Santander (Brasil) S.A. filed a suspensive judicial measure aiming to avoid the withholding income tax (Imposto sobre a Renda Retido na Fonte - IRRF), on payments derived from technology services provided by Group foreign entities. A favorable decision was handed down and an appeal was filed by the tax authority at the Federal Regional Court, where it awaits judgment. No provision was recognized as it is considered to be a contingent liability.
•Brazilian tax authorities have issued infringement notices against Getnet Adquirência e Serviços para Meios de Pagamento S.A and Banco Santander (Brasil) S.A. as jointly liable in relation to corporate income tax (IRPJ and CSLL) for 2014 to 2018 questioning the tax-deductibility of the amortization of the goodwill from the acquisition of Getnet Tecnologia Proces S.A., considering that the company would not have complied with the legal requirements for such amortization. The tax assessment notices were appealed to the CARF. In 2024, the CARF issued a favourable partial decision on both infraction notices. In December 2024, the tax authorities issued a new infringement notice for 2019 and 2020. No provision was recognized as it is considered to be a contingent liability.
The total amount for the aforementioned Brazil lawsuits that are fully provisioned is EUR 553 million, and for lawsuits that qualify as contingent liabilities is EUR 5,040 million.
At the date of approval of these consolidated annual accounts, there are other less significant tax disputes.
ii. Non-tax-related proceedings
At 31 December 2025 the main non-tax-related proceedings concerning the Group were as follows:
•Payment Protection Insurance (PPI): AXA France IARD and AXA France Vie (former GE Capital Corporation Group entities, known as Financial Insurance Company Ltd (FICL) and Financial Assurance Company Ltd (FACL), acquired by AXA SA in 2015) (together, AXA France) brought a claim against (i) Santander Cards UK Limited (formerly known as GE Capital Bank Limited (GECB), which was acquired by Banco Santander, S.A. in 2008 and subsequently transferred to Santander UK plc); and (ii) Santander Insurance Services UK Limited (a Banco Santander, S.A. subsidiary) (SISUK and together with GECB the Santander Entities). The claim relates to the allocation of liability for compensation and associated costs in respect of a large number of PPI policies distributed by GECB pre-2005, which were underwritten by FICL and FACL.
On 25 July 2025, the Commercial Court of England and Wales handed down its judgment in relation to the claim brought by AXA France (the Judgment). It found against SISUK in relation to AXA France’s claim pursuant to an indemnity in an agency agreement entered into between GECB, FICL and FACL in 2000 and novated by GECB to SISUK in 2010. It also found GECB negligent in the sale of PPI policies, but this element of the claim was time barred to PPI policies sold in the period between 2002 and 2005 and overlaps with the indemnity claim. The Judgment required the Santander Entities to pay GBP 515 million plus interest of GBP 162 million.
In October 2025 the Santander Entities obtained permission to appeal the findings in the Judgment relating to the application of the indemnity arising from PPI sales occurring before the indemnity had been agreed in December 2000 (Santander Appeal).  In January 2026, AXA France obtained permission to cross-appeal the Commercial Court’s rejection of AXA France’s contribution claim made under the Civil Liability (Contribution) Act 1978 (the AXA France’s cross appeal). A decision on the Santander Appeal and AXA France’s cross appeal is expected in the second half of 2026.
With respect to the Santander Appeal and AXA France’s cross-appeal, there are points of legal interpretation to be resolved and, in the case of the cross-appeal, factual points to be determined. The significant uncertainties make it difficult to predict the timing or the final impact of the resolution of the appeals for the Group.
No customers have suffered loss as a consequence of the claim brought by AXA France or the Judgment, nor does it impact upon past redress paid to customers for PPI complaints.
•Motor Finance Broker Commissions: following the Financial Conduct Authority’s (FCA) Motor Market review in 2019 which resulted in a change in rules in January 2021, Santander Consumer (UK) plc (SCUK) has received several of county court claims and complaints in respect of its historical use of discretionary commission arrangements (DCAs) prior to the 2021 rule changes. In January 2024, the FCA commenced a review of the use of DCAs between lenders and credit brokers (the FCA Review). Pending the conclusion of its review, the FCA paused the handling of motor finance commission related complaints. The pause is currently in place until 31 May 2026, reflecting the extended timeline of the FCA's Review and subsequent Consultation (see below).
After the Court of Appeal's decision rendered on 25 October 2024 within the judicial proceedings followed against DCAs of other financial entities, as of 31 December 2024, the Santander UK group Holdings recognised a provision of GBP 293.0 million (EUR 353.3 million). This provision was determined based upon the information then available. It included estimates for operational and legal costs and potential awards based on various scenarios and used a range of assumptions, including the possible outcome of the appeal to the Supreme Court in 2025 of the Court of Appeal's decision. On 1 August 2025, the Supreme Court handed down its judgment stating that motor dealers acting as credit brokers do not owe fiduciary or disinterested duties to their customers and, as a consequence, commission payments by lenders to motor dealers would not be unlawful on that basis. In addition, the Supreme Court held that an unfair relationship under s.140A of the Consumer Credit Act 1974 had arisen in one of the cases on its facts and awarded the amount of the commission paid by the lender plus interest at a commercial rate as the remedy. It also confirmed that the test for unfairness of the relationship with borrower was highly fact sensitive and it outlined a series of non-exhaustive factors to consider in assessing unfair relationships in this context (indicating that no or partial disclosure was not necessarily enough on its own to constitute an unfair relationship).
Following the Supreme Court’s judgment, on 3 August 2025, the FCA announced that it aimed to publish a consultation on an industry wide redress scheme in early October (the Consultation). Further to the publication of the FCA’s Consultation on 7 October 2025, the Santander UK group submitted its comments on 12 December 2025 and continues to engage constructively with the FCA. The FCA has stated that its intention is to publish the industry wide redress scheme no later than in March 2026.
In light of the proposed sectoral scheme and taking into account the objections raised and the uncertainty surrounding both the final decision to be adopted by the FCA and the outcome of any potential legal challenges, the Santander UK group has reviewed the potential impact on SCUK in relation to the vehicle finance market. The range of scenarios has been updated, which has resulted in an additional estimated charge of GBP 183 million (EUR 213.6 million). As of 31 December 2025, the total provision amounts to GBP 461 million (EUR 528.1 million). This continues to include estimates for operational and legal costs and potential awards reflecting an increased likelihood of a higher number of cases than had previously been predicted as eligible for redress as well as an increased possibility that a remedy is sought to be imposed which extends beyond reversing any damaging financial consequences caused by any unfair relationships. The provision is based on various scenarios using a range of assumptions, including potential changes to the proposed scheme following responses to the Consultation or publication of the FCA’s final scheme rules.
There continue to be significant uncertainties as to the nature, extent and timing of redress payments. Therefore, while the ultimate financial impact of this matter could materially differ from the amount of the provision as of this date, such impact is not expected to be material for the Group as of the date of these financial statements.
•Delforca: dispute arising from equity swaps entered into by Gaesco (now Delforca 2008, S.A. (Delforca)) on shares of Inmobiliaria Colonial, S.A. Banco Santander, S.A. is claiming to Delforca before the Court of Barcelona in charge of the bankruptcy proceedings, a total of EUR 66 million from the liquidation resulting from the early termination of financial transactions due to Delforca's non-payment of the equity swaps. In the same bankruptcy proceedings, Delforca and Mobiliaria Monesa, S.A., parent of Delforca (Monesa) have in turn claimed the Bank to repay EUR 57 million, which the Bank received for the enforcement of the agreed guarantee, as a result of the aforementioned liquidation. On 16 September 2021 the Commercial Court Number 10 of Barcelona has ordered Delforca to pay the Bank EUR 66 million plus EUR 11 million in interest and has dismissed the claims filed by Delforca. This decision was appealed by Delforca, Monesa and the bankruptcy administrator. On 15 November 2023 the Provincial Court of Barcelona rendered a judgment dismissing the appeals filed by Delforca, Monesa and the bankruptcy administrator. Delforca and Monesa (not the bankruptcy administrator) filed an appeal in cassation, that was rejected in November 2025 by the First Chamber of Supreme Court and, as a result, the appeal and first instance judgments in favor of the Bank have been confirmed.
Separately, Monesa, filed in 2009 a civil procedure with the Courts of Santander against the Bank claiming damages that have not been specified to date. The procedure is suspended.
•'Planos Económicos': like the rest of the banking system in Brazil, Santander Brazil has been the target of customer complaints and collective civil suits stemming mainly from legislative changes and its application to the retribution of bank deposits (economic plans). At the end of 2017, an agreement was reached between regulatory entities and the Brazilian Federation of Banks (Febraban) with the purpose of closing the lawsuits and was approved by the Supremo Tribunal Federal (the STF and the Collective Agreement). Discussions focused on specifying the amount to be paid to each affected client according to the balance in their notebook at the time of the application of the plan. Finally, the total value of the payments will depend on the number of adhesions there may be and the number of savers who have proved the existence of the account and its balance on the date the indexes were changed. In November 2018, the STF ordered the suspension of all economic plan proceedings for two years from May 2018. On 29 May 2020, STF approved the extension of the Collective Agreement for 5 additional years starting from 3 June 2020. Condition for this extension was to include in the Collective Agreement actions related to the 'Collor I Plan'. On May 2025, the STF issued the judgment recognizing the constitutionality of the Bresser, Verão, Collor I and II plans, guaranteeing savers the receipt of the amounts established in the Collective Agreement and setting a deadline of 24 months for new adhesions. As of 31 December 2025, the provision recorded for the economic plan proceedings amounts to EUR 155.3 million.
•Banco Popular´s acquisition: after the declaration of the resolution of Banco Popular, some investors filed claims against the EU’s Single Resolution Board decision, and the FROB's resolution executed in accordance with the aforementioned decision. Likewise, numerous civil lawsuits were filed against Banco Santander, S.A. alleging that the information provided by Banco Popular was erroneous and requesting from Banco Santander, S.A. the restitution of the price paid for the acquisition of the investment instruments or, where appropriate, the corresponding compensation.
In relation to the direct appeals filed before the General Court of the European Union (EGC) and the Court of Justice of the European Union (CJEU), all appeals were either dismissed or discontinued. Currently there are no ongoing appeals. On 4 February 2026, the National Court issued its first rulings dismissing the actions brought against the FROB’s decision, in application of the judgments of the EGC and the CJEU.
In the civil proceedings, several Spanish judges referred to the CJEU a number of preliminary questions that have already been resolved. In particular, in the judgments of 5 May 2022 (C-410/20) and 5 September 2024 (C-775/22, C-779/22, C-794/22), the CJEU stated that Directive 2014/59/EU on bank resolution prevents shareholders, subordinated debt holders, and holders of equity instruments converted into shares bringing actions against a financial institution subject to a resolution proceeding or against its successor after the resolution, claiming liability for the information contained in the prospectus, under Directive 2003/71/EC, or actions seeking the nullity of the contract of subscription of capital instruments, which, given its retroactive effects, would result in the refund of the value of such securities, plus the interest accrued as of the date of execution of the contract. In its 11 September 2025 resolution (C-687/23), the CJEU declared that the above referred TJUE resolutions do not apply to actions pursued prior to the entity’s resolution. There are currently no other preliminary questions under consideration.
On 4 March 2024, in the context of preliminary proceedings 42/2017, the Central Court of Instruction No. 4 issued a ruling transforming the proceedings into Summary Proceedings and terminating the investigation phase. This ruling considers that the circumstantial evidence resulting from the investigation which could constitute a crime is basically the following: (i) an alleged misrepresentation in the prospectus of the 2016 capital increase of Banco Popular; (ii) an alleged misrepresentation in the annual accounts of Banco Popular for 2015, the interim financial statements for 2016 and the annual accounts for 2016; and (iii) the offer to the market of a distorted amount of regulatory capital, after the capital increase of 2016 (for allegedly having been granted by Banco Popular financing to clients for the subscription of shares in the aforementioned capital increase, without discounting it from the regulatory capital). According to the aforementioned ruling, these facts could constitute the crimes of fraud of investors (art. 282 of the Criminal Code) and accounting falsehood (art. 290 of the Criminal Code). All appeals filed against the ruling have been dismissed.
The accusing parties, including the Public Prosecutor's Office, filed their indictment briefs on 28 October 2024, which included requests for compensation for civil liability and the request that not only the defendants but also several entities are held liable for such compensation, including Banco Santander, S.A., the auditing firm and several insurance companies. Following the filing of the indictment briefs, on 22 November 2024, the Court (Investigating Judge) issued an order for the opening of the oral trial against the defendants and civil liability parties, including Banco Santander, S.A. as a possible civil liable party. However, in line with what was determined by the Spanish National Court and confirmed by the Supreme Court concerning the hypothetical succession of Banco Popular by Banco Santander, S.A., the oral trial has not been opened against the Bank as possible direct civil liable party.
The order to open the oral trial states that the plaintiffs have requested compensation for civil liability for a total amount of EUR 2,277.65. Additionally, the order rejects the imposition of the guarantee requested by several of the accusing parties, considering that it is unnecessary to secure the outcome of the trial. The defendants and potential civil liable parties submitted their defense writs on 4 February 2025. After that, the proceedings will be forwarded to the Criminal Chamber of the National Court for the oral trial.
Regarding civil liability, the Bank considers that it has no subsidiary civil liability in light of the CJEU’s judgments of 5 May 2022 (C-410/20), 5 September 2024 (C-775/22, C-779/22, C-794/22) and 11 September 2025 (C-687/23 and C-447/23). Notwithstanding the foregoing, the Spanish National Court has stated that this issue shall be resolved within the ongoing proceedings.
The estimated cost of any compensation to shareholders and bondholders of Banco Popular recognized in the 2017 accounts amounted to EUR 680 million, of which EUR 535 million were applied to the commercial loyalty program. On 15 December 2024, Banco Santander, S.A., proceeded to redeem in advance voluntarily all bonds in circulation regarding such commercial action. The CJEU judgements of 5 May 2022 (C-410/20), 5 September 2024 (C-775/22, C-779/22, C-794/22) and 11 September 2025 (C-687/23 and C-447/23) referred above, represented a very significant reduction in the risk associated with these claims.
•German shares investigation: the Cologne Public Prosecution Office is conducting an investigation against the Bank and other group entities based in the UK - Santander UK plc, Santander Financial Services Plc and Cater Allen International Limited -, in relation to a particular type of tax dividend linked transactions known as cum-ex transactions.
The Group is cooperating with the German authorities. According to the state of the investigations, the result, and the effects for the Group, which may potentially include the imposition of material financial consequences (penalties, and/or disgorgement of proceeds) cannot be anticipated. For this reason, the Bank has not recognized any provisions in relation to the potential imposition of financial liabilities.
•Banco Santander, S.A. was sued in a legal proceeding in which the plaintiff alleges that the Bank breached his contract as CEO of the institution: in the lawsuit, the claimant mainly requested a declaratory ruling upholding the existence, validity and effectiveness of such contract and its enforcement together with the payment of certain amounts. For the case that the main request is not granted, the claimant sought a compensation for a total amount of approximately EUR 112 million or, an alternative relief for other minor amounts. Banco Santander, S.A. answered to the legal action stating that the conditions to which the appointment of that position was subject to were not met; that the executive services contract required by law was not concluded; and that in any case, the parties could terminate the contract without any justified cause. On 17 May 2021, the plaintiff reduced his claims for compensation to EUR 61.9 million.
On 9 December 2021, the Court upheld the claim and ordered the Bank to compensate the claimant in the amount of EUR 67.8 million. By court order of 13 January 2022, the Court corrected and supplemented its judgment, reducing the total amount to be paid by the Bank to EUR 51.4 million and clarifying that part of this amount (buy out) was to be paid under the terms of the offer letter, i.e., entirely in Banco Santander shares, within the deferral period for this type of remuneration at the plaintiff's former employer and subject to the performance metrics or parameters of the plan in force at the Bank, which was that of 2018. As explained in note 5 of the report of the consolidated annual accounts of the year 2022, the degree of performance of these objectives was 33.3%.
The Bank filed an appeal against the judgment before the Madrid Court of Appeal, which was opposed by the plaintiff. At the same time, the plaintiff filed an application for provisional enforcement of the judgment in the First Instance Court. A court order was issued ordering enforcement of the judgment, and the Bank deposited in the court bank account the full amount provisionally awarded to the claimant, including interest, for an approximate sum of EUR 35.5 million, within the voluntary compliance period.
On 6 February 2023, Banco Santander was notified with the judgment of 20 January 2023 by which the Madrid Court of Appeal partially upheld the appeal filed by the Bank. The judgment has reduced the amount to be paid by EUR 8 million, which, to the extent that this amount was already paid in the provisional partial enforcement of the judgement of First Instance Court, must be returned to the Bank together with other amounts for interest, which the appeal judgement also rejects. The plaintiff deposited circa EUR 9.6 million. This amount was received by the Bank on 11 July 2023.
On 11 April 2023, the Bank filed an extraordinary appeal for procedural infringement and an appeal in cassation against the Madrid Court of Appeal’s judgment before Spanish Supreme Court. The extraordinary and cassation appeals submitted by the Bank were accepted on 26 March 2025 and are pending to be resolved. Existing provisions cover the estimated risk of loss.

•CHF Polish Mortgage Loans: In October 2019, the CJEU rendered its decision in relation to the effects of the potential unfairness of certain contractual clauses in CHF-Indexed loan agreements. The CJEU established that it for the national courts to determine the invalidity of a contract where it cannot be maintained without the clause declared unfair and where no supplementary provisions exist that would allow the contract to be maintained. Subsequently, in June 2023, the CJEU confirmed that the effects of such invalidity must be determined in accordance with national law, interpreted in the light of Directive 93/13/EEC, and that claims by financial institutions exceeding the reimbursement of the loan principal and, where applicable, default interest, are contrary to the objectives of that Directive.
In April 2024, the Civil Chamber of the Polish Supreme Court issued a judgment confirming that clauses relating to the mechanism for determining the exchange rate declared abusive cannot be replaced by alternative provisions and that, in the absence of a binding exchange rate, the contract is not enforceable for the parties. With regard to the effects of invalidity, the Supreme Court confirmed the existence of independent restitution claims for each party and ruled out the possibility of claiming interest or other amounts for the use of the funds. Nevertheless, certain aspects of this judgment have been subject to internal debate within the Supreme Court itself, reflecting the complexity and evolving nature of the jurisprudential framework
In this context, Santander Bank Polska S.A. and Santander Consumer Bank S.A. estimate legal risk using a model that considers different possible outcomes and regularly review court rulings on this matter in order to assess changes in case law, including the impact of the aforementioned Supreme Court judgment. Settlements are being reached both with customers who have already initiated legal proceedings and with customers who have not yet filed a claim. The model used to calculate provisions for legal risks considers the evolution and expected development of such settlements.
As of 31 December 2025, the total amount adjusted against the gross carrying amount of loans in accordance with IFRS 9, together with the provisions recognised under IAS 37, amounts to PLN 5,874.3 million (EUR 1,391.9 million), of which PLN3,191.7 million (EUR 756.3 million) corresponds to adjustments to the gross carrying amount under IFRS 9 and PLN 2,682.6 million (EUR 635.6 million) to provisions recognised under IAS 37. The adjustment to gross carrying amount in accordance with IFRS9 during 2025 amounted to PLN 99.7 million (EUR 23.6 million), and the additional provisions recognised under IAS 37 amounted to PLN 1245.3 million (EUR 293.8 million). Other costs related to the dispute amounted to PLN 730.5 million (EUR 172.4 million). IAS 37.

As of the same date, Santander Bank Polska S.A. held a portfolio of mortgages denominated in or indexed to CHF amounting to approximately PLN 2,642.0 million (EUR 626.0 million) and recognised provisions of PLN 4,766.4 million (EUR 1,129.4 million) to cover the CHF mortgage portfolio. Santander Consumer Bank S.A. (Poland), in turn, held a portfolio of mortgages denominated in or indexed to CHF amounting to approximately PLN 735.9 million (EUR 174.4 million) and recognised provisions of PLN 1,107.9 million (EUR 262.5 million) to cover this portfolio.
Notwithstanding the above, as detailed in Note 3 b), in January 2026 the Group sold a 49% stake in Santander Bank Polska S.A., which ceased to be consolidated within the Group’s perimeter as of that date.
The Group continues to monitor the evolution of legal proceedings and to periodically review the adequacy of the provisions recognised, which represent the best estimate of the risk existing as of the reporting date.
•Banco Santander Mexico: dispute regarding a testamentary trust constituted in 1994 by Mr. Roberto Garza Sada in Banca Serfin (currently Santander Mexico) in favor of his four sons in which he affected shares of Alfa, S.A.B. de C.V. (respectively, Alfa and the Trust). During 1999, Mr. Roberto Garza Sada instructed Santander México in its capacity as trustee to transfer 36,700,000 shares from the Trust's assets to his sons and daughters and himself. These instructions were ratified in 2004 by Mr. Roberto Garza Sada before a Notary Public.
Mr. Roberto Garza Sada passed away on 14 August 2010 and subsequently, in 2012, his daughters filed a complaint against Santander Mexico alleging it had been negligent in its trustee role. The lawsuit was dismissed at first instance in April 2017 and on appeal in 2018. In May 2018, the plaintiffs filed an appeal (recurso de amparo) before the First Collegiate Court of the Fourth Circuit based in Nuevo León, which ruled in favor of the plaintiffs on 7 May 2021, annulling the 2018 appeal judgment and condemning Santander Mexico to the petitions claimed, consisting of the recovery of the amount of 36,700,000 Alfa shares, together with dividends, interest and damages.
Since 2021, Santander Mexico has filed before the Supreme Court of Justice of the Nation a constitutional review challenge (recurso de revisión constitucional) against the referred decision which was initially rejected by the Supreme Court; and several appeals (recursos de reclamación) against such rejection. On 25 June 2025, one of the appeals filed by the Bank was accepted, and this decision was extended to a remaining one, which will now be resolved. In case that these appeals are resolved favorably to the Bank, the Supreme Court will decide on the merits of the constitutional review against the judgment which condemned the Bank.
In parallel to the foregoing, the Bank also filed an amparo against the judgment favorable to the plaintiffs rendered by the First District Court in the State of Nuevo León before the Collegiate Courts if such State, and in 2024, the Bank requested the Supreme Court of Justice of the Nation to take up and resolve the matter through the faculty of attraction, what is pending.
The challenges and appeals filed by the Bank imply that the judgment rendered in favour of the plaintiffs is not final, and Santander México believes that the actions taken should prevail and reverse the decision against it. The impact of a potential unfavorable resolution for Santander México will be determined in a subsequent proceeding and will also depend on the additional actions that Santander México may take in its defense, so it is not possible to determine it at this time. At the current stage of the proceedings, the provisions recorded are considered sufficient to cover the risks deriving from this claim.
•Mortgage Expenses: in December 2015 the Spanish Supreme Court ruled that mortgage clauses relating to the payment of fees associated to formalizing the mortgage were abusive. On 27 November 2018, the Supreme Court agreed that the taxpayer of the documented legal acts stamp duty tax (IAJD) on the mortgage loans should be the borrower. On 9 November 2018, RDL 17/2018 came into force and modified the Law of the IAJD, establishing that the taxpayer is the Bank. On 23 January 2019, the Supreme Court ruled the distribution of the same must be 50% between the Bank and the borrower in public notary expenses and agency expenses. The Supreme Court also ruled that the Bank must pay 100% of the Registry. On 26 October 2020, the Supreme Court ruled that the Bank is fully responsible for the management expenses; and on 27 January 2021, the Supreme Court ruled that the Bank is also responsible for the valuation expenses.
In relation to the statute of limitations, on 25 April 2024, two judgments were rendered (cases C-561/21 and C-484/21) in which the Court of Justice of the European Union (CJEU) stated that the commencement of the statute of limitations for the reimbursement action of the mortgage expenses derived from the annulment of the clause, shall be fixed on the moment when the consumer has an effective knowledge of the abusive nature of the clause and its effects and that this date must not be fixed (a) on the date of payment of such expense nor of the execution of the agreement; (b) when the Supreme Court has handed down judgments stating the abusive nature of a clause similar to the one included in the consumer contract; nor (c) when the CJEU has handed down judgments confirming that the statute of limitations for the reimbursement action of the amounts derived from the annulment of contractual provisions is valid subject to its compliance with the principles of equivalence and effectiveness.
The Supreme Court has confirmed this criterion in its 14 June 2024 judgment, establishing that the public dissemination of case-law declaring the abusive nature of a clause does not necessarily give rise to the limitation period of the reimbursement action derived from similar clauses. However, the 4 July 2024 judgment, rendered in the case C-450/22, the CJEU has established that it cannot be excluded a priori that, as a consequence of the occurrence of an objective event or of a notorious event, such as the amendment of the applicable legislation or a widely disseminated and debated development of jurisprudence, the court considers that the average consumer's overall perception of the floor clause has changed during the reference period and has enabled him to become aware of the potentially significant economic consequences arising from such clause. A further preliminary question concerning the statute of limitations of the reimbursement action derived from the annulment of mortgage expenses has been raised before the CJEU by the First Instance Court No 8 of La Coruña.
In December in 2024, the Supreme Court handed down two additional judgments regarding statute of limitations, in which it determines that the date to be considered for the purposes of the application of Directive 93/1994 and, consequently, the statute of limitations detailed in its previous judgments, is 31 December 1994 (i.e. the date when the deadline for its transposition ended). This is based on the principle of interpretation in accordance with directives not transposed (applicable once their transposition period has expired). The recorded provision includes the best estimate of Group’s liability for this matter.
Banco Santander and the other Group companies are subject to claims and, therefore, are party to certain judicial and administrative proceedings incidental to the normal course of their business including those in connection with lending activities, relationships with employees and other commercial or tax matters additional to those referred to here.
With the information available to it, the Group considers that, at 31 December 2025, it had reliably estimated the obligations associated with each proceeding and had recognized, where necessary, sufficient provisions to cover reasonably any liabilities that may arise as a result of these tax and legal risks. Disputes in which risk and/or provisions have been registered but are not disclosed is justified on the basis that it would be prejudicial to the proper defense of the Group. Subject to the qualifications made, it also believes that any liability arising from such claims and proceedings will not have, overall, a material adverse effect on the Group’s business, financial position, or results of operations.